TRANSOCEAN INC. (NYSE: RIG) FLEET UPDATE

The information contained in this Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration and Dayrates and Risks Associated with Operations. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Etc.). Certain estimated out of service time for 2006 is noted where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer in 2006 (no estimates are made for 2007 and beyond). These are denoted as “Mob/Contract Prep” and “Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our clients that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, storms, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company’s Form 10-K for the most recently completed fiscal year, in the Company’s Forms 10-Q for subsequent periods and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

Fleet Classification. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, “High Specification Fleet,” is comprised of “5th Generation Deepwater,” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, “Other Deepwater,” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Other High Specification,” comprised of four of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Other Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

Transocean Inc. (NYSC: RIG) Fleet Update

Updated: January 4, 2006
New Firm Contracts and Contract Extensions Noted in Bold
Dynamically positioned *
			Yr. (1)					Current	Estimated Expiration	Current	Previous
	Floater		Entered	Water	Drilling			Contract	/Out of	Contract	Contract
Rig Type/Name	Type		Service	Depth	Depth	Location	Client	Start/Idle Date	Service(2)	Dayrate(3)	Dayrate(3)
				(Feet)	(Feet)					(Dollars)	(Dollars)
High Specification Floaters:

5th Generation Deepwater (13)

Discoverer Deep Seas(11)	ship	*	2001	10,000	35,000	USGOM	Chevron	Jan-01	Jan-06	205,000	N/A
						USGOM	Chevron	Jan-06	Jan-07	240,000	205,000
Discoverer Enterprise	ship	*	1999	10,000	35,000	USGOM	BP	Dec-04	Dec-07	182,500	198,600
Discoverer Spirit(12) (19)	ship	*	2000	10,000	35,000	USGOM	Chevron	Sep-00	Jan-06	204,000	N/A
						USGOM	Shell	Feb-06	Aug-07	270,000	204,000
						USGOM	Anadarko	Aug-07	Aug-10	475,000	270,000
Deepwater Discovery	ship	*	2000	10,000	30,000	Nigeria	ExxonMobil	Dec-05	Feb-06	285,000	170,000
						Nigeria	Chevron/Pbras	Feb-06	Jul-06	170,000	285,000
									75 days Mob/
						Las Palmas		Sep-06	Contract Prep
						Nigeria	Total	Nov-06	Nov-07	357,000	170,000
						Nigeria	Total	Nov-07	Nov-08	364,000	357,000
Deepwater Frontier	ship	*	1999	10,000	30,000	Brazil	Petrobras	Mar-04	Jul-06	145,000	158,000
									90 days Mob/
								Jul-06	Contract Prep
						India	Reliance	Oct-06(16)	Sep-08	320,000	145,000
Deepwater Millennium	ship	*	1999	10,000	30,000	USGOM	Anadarko	Jun-05	Jun-07	286,500	200,000
						USGOM	Anadarko	Jun-07	Jun-10	425,000	286,500
Deepwater Pathfinder	ship	*	1998	10,000	30,000	Nigeria	Devon	Dec-04	Apr-06	190,000	175,000
						Nigeria	Shell	Apr-06	Jun-08	395,000	190,000
Deepwater Expedition	ship	*	1999	10,000	30,000	Brazil	Petrobras	Oct-99	Mar-06	135,000	N/A
									60 days Shipyard or
						Brazil		Mar-06	Project
						Egypt	Shell	May-06	Sep-06	240,000	135,000
						Morocco	Petronas	Sep-06	Oct-06	320,000	240,000
									30 days Mob/
								Dec-06	Contract Prep
						India	Reliance	See Foot-note 16	See Footnote 16	375,000	320,000
Deepwater Horizon	semi	*	2001	10,000	30,000	USGOM	BP	Sep-05	Sep-07	275,000	165,000
						USGOM	BP	Sep-07	Sep-10	See Footnote 10	275,000
Cajun Express	semi	*	2001	8,500	25,000	USGOM	Chevron	Jul-05	Jul-07	207,300	140,000
									20 days Shipyard or
								Jun-06	Project
Deepwater Nautilus(4) (14)	semi		2000	8,000	30,000	USGOM	Shell	Dec-05	Dec-06	220,000	195,100
									60 days Shipyard or
								Jun-06	Project
						USGOM	Shell	Dec-06	Dec-08	425,000	220,000
Sedco Energy	semi	*	2001	7,500	25,000	Nigeria	Chevron	Jan-06	Dec-07	202,000	175,000
Sedco Express(9)	semi	*	2001	7,500	25,000	Angola	BP	Jun-05	Jun-08	165,000	125,000
Other Deepwater (15)

Deepwater Navigator	ship	*	2000	7,200	25,000	Brazil	Shell	Nov-05	Jan-06	210,000	145,000
						Brazil	Shell	Jan-06	Feb-06	113,000	210,000
						Brazil	Shell	Feb-06	Apr-06	210,000	113,000
						Brazil	Devon/KMG	May-06	Jul-06	300,000	210,000
						Brazil	Shell	Jul-06	Oct-06	300,000	300,000
						Brazil	Petrobras	Oct-06	Oct-10	180,000	300,000
Discoverer 534	ship	*	1975/1991	7,000	25,000	India	Reliance	Nov-05	Jan-06	175,000	110,000
						China	Husky	Feb-06	Mar-06	145,000	175,000
									240 days Shipyard or
								Jun-06	Project
Discoverer Seven Seas	ship	*	1976/1997	7,000	25,000	India	ONGC	Feb-04	Feb-07	125,000	125,000
						India	ONGC	May-07	May-10	315,000	125,000
									150 days Shipyard or
Transocean Marianas(15)	semi		1998	7,000	25,000	USGOM		Oct-05	Project		176,000
						USGOM	BP	Feb-06	Dec-06	246,000	176,000
									30 days Shipyard or
								Jun-06	Project
Sedco 707	semi	*	1976/1997	6,500	25,000	Brazil	Petrobras	Feb-04	Feb-06	100,000(8)	100,000
									60 days Shipyard or
						Brazil		Mar-06	Project		100,000
						Brazil	Petrobras	May-06	May-10	180,000	100,000
Sedco 700 Series Upgrade I	semi	*		6,500		TBA	Shell	Jun-07	Jun-10	350,000	N/A
Sedco 700 Series Upgrade II	semi	*		6,500		Brazil	Chevron	Jun-08	Jun-11(17)	350,000(17)	N/A
Jack Bates	semi		1986/1997	5,400	30,000	Australia	Woodside	Mar-05	Mar-06	89,000	125,000
						Australia	Chevron	Apr-06	Jun-06	195,000	89,000
									60 days Mob/
								Jul-06	Contract Prep
Peregrine I(5)(8)	ship	*	1982/1996	5,280	25,000	Brazil	Petrobras	Jan-06	Jan-09	112,000	70,000
Sedco 709	semi	*	1977/1999	5,000	25,000	Angola	ExxonMobil	Oct-05	Mar-06	205,000	205,000
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Nigeria	Total	May-05	Mar-06	175,000	85,000
Transocean Richardson	semi		1988	5,000	25,000	Ivory Coast	CNR	Oct-03	May-06	85,000	45,000
									45 days Shipyard or
						Ivory Coast		May-06	Project
						Angola	Total	Jul-06	Jul-07	355,000	85,000
									45 days Mob/
Jim Cunningham	Semi		1982/1995	4,600	25,000	En route to Nigeria		Dec-05	Contract Prep		65,000
						Nigeria	Agip	Jan-06	Jan-07	300,000	65,000
Sedco 710(8)	semi	*	1983	4,500	25,000	Brazil	Petrobras	Oct-01	Oct-06	109,500	71,000
						Brazil	Petrobras	Oct-06	Oct-10	120,000	109,500
Transocean Rather	semi		1988	4,500	25,000	UKNS	BP	Feb-05	Feb-06	165,000	95,000
						UKNS	Chevron	Mar-06	Aug-06	300,000	165,000
						UKNS	BP	Aug-06	Aug-07	250,000	300,000
Transocean Leader(9)	semi		1987/1997	4,500	25,000	NNS	Statoil	Jul-04	Feb-06	173,500	107,500
						NNS	Statoil	Feb-06	Sep-07	245,000	173,500
						NNS	Statoil	Sep-07	Sep-08	365,000	245,000
Sovereign Explorer	semi		1984	4,500	25,000	Trinidad	BG	Jul-05	Feb-06	65,000	65,000
									45 days Shipyard or
								Feb-06	Project
						Venezuela	Statoil	Mar-06	Jul-06	65,000	65,000
Other High Specification (4)

Henry Goodrich	semi		1985	2,000	30,000	E. Canada	Terra Nova	Aug-05	Feb-06	145,000	132,600
						E. Canada	Terra Nova	Feb-06	Aug-06	165,000	145,000
Paul B. Loyd, Jr.	semi		1987	2,000	25,000	UKNS	BP	Mar-05	Mar-07	144,000	120,000
									20 days Shipyard or
								May-06	Project
						UKNS	BP	Mar-07	Mar-09	320,000	144,000
Transocean Arctic(13)	semi		1986	1,650	25,000	NNS	Statoil	Aug-04	Sep-06	168,000	200,000
						NNS	Statoil	Sep-06	Nov-10	260,000	168,000
Polar Pioneer(13)	semi		1985	1,500	25,000	NNS	Statoil	Nov-04	Apr-06	170,000	110,200
						NNS	Statoil	Apr-06	Apr-09	280,000	170,000
Other Floaters (23)

Sedco 700	semi		1973/1997	3,600	25,000	E. Guinea	A. Hess	Jan-05	Jan-06	90,000	84,000
						E. Guinea	A. Hess	Jan-06	Jan-07	200,000	90,000
Transocean Legend	semi		1983	3,500	25,000	Korea	KNOC	Nov-05	Mar-06	185,000	120,000
									30 days Mob/
								Apr-06	Contract Prep
						Sakhalin Is.	BP	May-06	Nov-06	120,000	185,000
						Sakhalin Is.	BP	May-07	Nov-07	120,000	120,000
Transocean Amirante	semi		1978/1997	3,500	25,000	USGOM	ENI	Aug-05	Feb-06	115,000	86,800
						USGOM	ENI	Feb-06	Apr-06	125,000	115,000
						USGOM	ENI/Nexen	Apr-06	Aug-06	115,000	125,000
						USGOM	Remington	Aug-06	Nov-06	102,500	115,000
						USGOM	Remington	Nov-06	Jan-07	135,000	102,500
C. Kirk Rhein, Jr.	semi		1976/1997	3,300	25,000	USGOM		Mar-02	Idle		63,500
Transocean Driller(8)	Semi		1991	3,000	25,000	Brazil	Petrobras	Sep-04	Jul-06	53,000	52,000
						Brazil	Petrobras	Aug-06	Aug-10	110,000	53,000
Falcon 100	semi		1974/1999	2,400	25,000	USGOM	Petrobras	Dec-05	Feb-06	180,000	105,000
						USGOM	DeepGulf Energy	Feb-06	Mar-06	145,000	105,000
						USGOM	Petrobras	Mar-06	Mar-07	180,000	145,000
Sedco 703	semi		1973/1995	2,000	25,000	Australia	Woodside	Aug-05	Apr-06	150,000	135,000
						Australia	Woodside	Apr-06	Jan-07	155,000	150,000
Sedco 711	semi		1982	1,800	25,000	UKNS	Shell	Dec-04	Jan-06	50,000	45,100
						UKNS	Shell	Jan-06	Aug-07	150,000	50,000
Transocean John Shaw	semi		1982	1,800	25,000	UKNS	Nexen	Nov-05	Jan-06	115,000	115,000
						UKNS	Nexen	Jan-06	Mar-07	100,500	115,000
Sedco 712	semi		1983	1,600	25,000	UKNS	Oilexco	Mar-05	Mar-06	103,000	47,000
						UKNS	Oilexco	Mar-06	Mar-07	150,000	103,000
						UKNS	Oilexco	Mar-07	Mar-08	225,000	150,000
Sedco 714	semi		1983/1997	1,600	25,000	UKNS	BG	Aug-05	Jan-06	160,000	145,000
						UKNS	Total	Jan-06	May-06	180,000	160,000
						UKNS	Total	May-06	Dec-06	200,000	180,000
						UKNS	Total	Dec-06	Apr-07	250,000	200,000
Actinia	semi		1982	1,500	25,000	India	Reliance	Oct-04	Aug-06	54,000	44,000
									20 days Shipyard or
								Feb-06	Project
Sedco 601	semi		1983	1,500	25,000	Indonesia	Santos	Nov-05	Jan-06	56,000	77,000
						Indonesia	Santos	Jan-06	Nov-06	77,000	56,000
Sedneth 701	semi		1972/1993	1,500	25,000	Angola	Chevron	Apr-05	Apr-07	90,000	73,000
									55 days Shipyard or
						Angola		Mar-06	Project		90,000
Sedco 702	semi		1973/1992	1,500	25,000	Australia		Apr-03	Idle		80,000
Transocean Winner	semi		1983	1,500	25,000	NNS		Dec-05	Mob/Contract Prep
						NNS		Oct-06	Oct-09	350,000	120,000
Transocean Searcher(13)	semi		1983/1988	1,500	25,000	NNS	Statoil	Aug-05	Oct-06	121,000	122,000
Transocean Prospect	semi		1983/1992	1,500	25,000	UKNS			Mob/Contract Prep		98,000
						UKNS	CNR	Jun-06	Jun-08	200,000	98,000
Transocean Wildcat	semi		1977/1985	1,300	25,000	UKNS		Oct-01	Idle		85,000
Transocean Explorer	Semi		1976	1,250	25,000	UKNS		Jan-99	Idle		145,000
J.W. McLean	Semi		1974/1996	1,250	25,000	UKNS	ConocoPhillips	Aug-04	Feb-06	51,000	60,000
									20 days Shipyard or
						UKNS		Mar-06	Project
						UKNS	Shell	Mar-06	Mar-07	140,000	51,000
Sedco 704	semi		1974/1993	1,000	25,000	UKNS	Venture	Jul-05	Jul-06	91,000	50,000
						UKNS	BG	Jul-06	Jan-07	175,000	91,000
Sedco 706	Semi		1976/1994	1,000	25,000	UKNS	Total	Jan-05	Jun-06	78,000	57,000
Jackups (25)

Interocean III			1978/1993	300	25,000	Egypt	Zeitco	Jul-05	Jul-06	52,300	38,000
									30 days Shipyard or
								Jul-06	Project
						En Route to
Shelf Explorer			1982	300	20,000	Indonesia		Jan-06			70,000
						Indonesia	Pearl Oil	Jan-06	Mar-06	120,000	70,000
						Indonesia	Chevron	Mar-06	Jun-06	120,000	120,000
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Oct-05	Oct-07	61,500	32,000
									14 days Shipyard or
								Dec-06	Project
Transocean Mercury			1969/1998	250	20,000	Egypt	Petrobel	Jul-05	Feb-06	50,100	33,500
Transocean Nordic			1984	300	25,000	India	ONGC	Mar-05	Mar-07	74,200	57,800
Trident II			1977/1985	300	25,000	India	ONGC	May-03	May-06	60,000	34,900
									150 days Shipyard or
Trident IV			1980/1999	300	25,000	Croatia		Nov-05	Project
						Nigeria	Chevron	Mar-06	Mar-08	90,000	120,000
Trident VI			1981	220	21,000	Vietnam	PetroVietnam	Apr-05	Mar-06	70,500	55,000
									150 days Shipyard or
Trident VIII			1981	300	21,000	UAE		Oct-05	Project		55,500
						Nigeria	Conoil	Feb-06	Mar-08	66,000	55,500
Trident IX			1982	400	20,000	Vietnam	JVPC	Sep-05	Sep-06	77,200	60,000
Trident XII			1982/1992	300	25,000	India	ONGC	Nov-03	Nov-06	62,250	57,000
Trident XIV			1982/1994	300	20,000	Cabinda	Chevron	Apr-05	Apr-06	61,000	60,000
									30 days Shipyard or
								May-06	Project
Trident 15			1982	300	25,000	Thailand	Unocal	Feb-05	Feb-06	59,750	53,500
						Thailand	Unocal	Feb-06	Jun-11	80,000(18)	59,750
Trident 16			1982	300	25,000	Thailand	Unocal	Dec-05	Sep-07	95,000	69,000
Trident 17			1983	355	25,000	Vietnam	Petronas Carigali	May-04	Jul-06	57,500	62,000
Trident 20			2000	350	25,000	Caspian	Petronas Carigali	Dec-04	May-07	90,000	90,000
Ron Tappmeyer			1978	300	25,000	India	ONGC	Nov-03	Nov-06	62,250	50,100
Randolph Yost			1979	300	25,000	India	ONGC	Nov-03	Nov-06	60,750	64,000
D.R. Stewart			1980	300	25,000	Italy	ENI	Mar-05	Mar-06	54,000	51,000
						Italy	ENI	Mar-06	Mar-07	57,000	54,000
G.H. Galloway			1984	300	25,000	Italy	ENI	Jul-05	Jul-06	54,000	51,000
						Italy	ENI	Jul-06	Jul-08	115,000	54,000
Harvey H. Ward			1981	300	25,000	Malaysia	Petronas Carigali	Jul-05	Jul-06	48,200	46,350
Roger W. Mowell			1982	300	25,000	Malaysia	Talisman	Dec-05	Nov-06	48,200	68,200
J.T. Angel			1982	300	25,000	Indonesia	EMP	Oct-05	Feb-06	97,000	60,000
									110 days Shipyard or
						Singapore		Feb-06	Project		60,000
F.G. McClintock			1975	300	25,000	India	ONGC	Jan-05	Dec-07	50,000	50,000
C.E. Thornton			1974	300	25,000	India	ONGC	Oct-04	Oct-07	45,000	45,000
Self-ErectingTenders (4)

Searex 9			1981	400	20,000	Congo		Apr-04	Idle		42,000
Searex 10			1983/1994	450	21,000	Angola	Chevron	Feb-05	Feb-06	41,000	44,000
						Angola	Chevron	Feb-06	Apr-06	48,000	41,000
Charley Graves			1975	500	20,000	Thailand	Unocal	Apr-05	Apr-07	40,500	40,000
W.D. Kent			1977	400	20,000	Malaysia		Jan-03	Idle		35,000
Non-U.S. Drilling Barges (3)

Searex 4			1981/1989	21	25,000	Indonesia	Total	Sep-04	Sep-09	39,200	N/A
Searex 6			1981/1991	25	25,000	Cameroon		Jul-02	Idle		27,500
Hibiscus(6)			1979/1993	25	16,000	Indonesia	Total	Jan-04	Jan-07	47,700	44,300
Platform Rigs (1)

Cliffs # 1			1988/98		18,000	Singapore			Idle
Other (2)

Joides Resolution(7)	ship	*	1978	27,000	30,000	Worldwide	TAMRF	Jun-05	Jan-06	67,500	66,000
						USGOM	TAMRF	Jan-06	Oct-06	8,900
						TBA	TAMRF	Oct-06	Aug-07	34,500
						Worldwide	TAMRF	Aug-07	Sep-13	60,900
Sedco 135D			1966/77/01	600		Brazil	SLB	Jun-01	Jun-09	28,500	N/A
Fixed-Price Options

High Specification Floaters
5th Generation Deepwater (2)

Discoverer Deep Seas	ship		2001	10,000	35,000	USGOM	Chevron	Jan-07	Jan-09	+/- 15% of prior rate
Sedco Express	semi		2001	7,500	25,000	Angola	BP	Jun-08	Jul-10	165,000
Other Deepwater (2)

Sovereign Explorer	semi		1984	4,500	25,000	Venezuela	Statoil / BG	Jul-06	Nov-06	65,000
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Nigeria	Total	Mar-06	Apr-07	175,000
Other High Specification (1)

										Neg. dayrate capped
Henry Goodrich	semi		1985	2,000	30,000	E. Canada	Terra Nova	Aug-06	Feb-07	at 165,000
Other Floaters (1)

Sedco 706	semi		1976/1994	1,000	25,000	UKNS	Total	Jun-06	Dec-06	75,000
Self-Erecting Tenders (1)

Searex 10			1983/1994	450	21,000	Angola	Chevron	Apr-06	Aug-06	48,000
Held For Sale

Other Floaters (1)

Peregrine III	Ship		1976	4,200	25,000	USGOM		Idle
Non-U.S. Drilling Barges (1)

Searex 12			1982-1992	25	25,000	Cameroon		Idle

Footnotes:

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)	Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2006 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Cover Page for a full description.

(3)	Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Cover Page for a description of dayrates.

(4)	The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

(5)	Although originally constructed in 1982, this unit was substantially upgraded in 1996.

(6)	Owned by a joint venture in which the company has a 75% interest.

(7)	Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which a subsidiary of the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(9)	Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(10)	Dayrate for contract period September 2007 through September 2010 to be set using a quarterly average of the stated contract dayrates on the company’s other Fifth-Generation, dynamically positioned rigs operating in the U.S. Gulf of Mexico.

(11)	Contract includes an additional 21,700 per day to cover escalation of costs over the contract period.

(12)	Contract includes an additional 22,300 per day to cover escalation of costs over the contract period.

(13)	Reflects contracted dayrate which could slightly change due to foreign exchange adjustments.

(14)	Unit sustained damage due to hurricanes in the U.S. Gulf of Mexico. The company expects the rig will continue drilling in 2006 before requiring an estimated 60 days of out-of-service time during 2006 to complete repairs. The dayrate applicable during out-of-service time is to be determined.

(15)	Unit sustained damage due to hurricanes in the U.S. Gulf of Mexico. An assessment of the damage indicates the rig will be out-of-service for an estimated three to four months to complete repairs. The rig is expected to be available in the first quarter of 2006.

(16)	Two year contract to commence in direct continuation of stated contracts and shipyard, with commencement date currently expected to range from late 2006 to mid-2007.

(17)	Chevron has the right to convert the contract to five years at a dayrate of $300,000.

(18)	Dayrate subject to annual adjustment based on market dayrates within specified parameters.

(19)	Client has retained the drilling unit to drill a geological sidetrack which Company believes is outside of the contract term.